UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

USA TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

ANNUAL MEETING OF SHAREHOLDERS OF

USA TECHNOLOGIES, INC.

May 21, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The proxy statement, proxy card and annual report on Form 10-K are available at http://www.astproxyportal.com/ast/14591

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

052120

The Board of Directors recommends a vote FOR all nominees listed in Proposal 1, FOR Proposals 2, 5A, 5B and 6, AGAINST Proposal 3, and "1 YEAR" on Proposal 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

NOMINEES:	FOR	AGAINST	ABSTAIN
Lisa P. Baird	☐	☐	☐
Douglas G. Bergeron	☐	☐	☐
Douglas L. Braunstein	☐	☐	☐
Jacob Lamm	☐	☐	☐
Donald W. Layden, Jr.	☐	☐	☐
Patricia A. Oelrich	☐	☐	☐
Michael K. Passilla	☐	☐	☐
Ellen Richey	☐	☐	☐
Anne M. Smalling	☐	☐	☐
Shannon S. Warren	☐	☐	☐

Proposal	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for fiscal year ending June 30, 2020.	☐	☐	☐
3. Advisory vote on named executive officer compensation.	☐	☐	☐

Proposal	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. Advisory vote on the frequency of advisory vote on named executive officer compensation.	☐	☐	☐	☐

Proposal	FOR	AGAINST	ABSTAIN
5A. Approval of the amendment of the Company's Amended and Restated Articles of Incorporation to opt out of Subchapter E of the Pennsylvania Business Corporation Law (Control Transactions).	☐	☐	☐
5B. Approval of amendments to the Company's Amended and Restated Articles of Incorporation to opt out of Subchapter F of the Pennsylvania Business Corporation Law (Business Combinations With Interested Shareholders).	☐	☐	☐
6. Approval of the amendment to the Company's 2018 Equity Incentive Plan.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.